UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 28, 2008

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 296-8400

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

                On August 1, 2008, Senesco Technologies, Inc. (the “Company”) announced that Bayer CropScience has successfully completed the first R&D milestone related to Bayer’s use of Senesco’s technology in Brassica oilseeds.

Senesco’s proprietary gene technology was licensed to Bayer CropScience in November 2006 to enhance Canola yields in Bayer’s InVigor(R) canola hybrids and future hybrid’s business internationally.  Upon completion of this milestone, Senesco received an undisclosed payment from Bayer.

On August 1, 2008, the Company issued a press release announcing the completion of the first R&D milestone related to Bayer’s use of Senesco’s technology in Brassica oilseeds. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release of Senesco Technologies, Inc. dated August 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: August 1, 2008	By:	/s/ Bruce Galton
	Name:	Bruce Galton
	Title:	President and Chief Executive Officer